EXHIBIT 99.3

IQSTEL INC.

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements give effect to the sale purchase transaction (the “Transaction”) between iQSTEL Inc. (the “Company”, “iQSTEL”, “we”, “us”, “our”) and Etelix.com USA, LLC (“Etelix”).

Page
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2018	2
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2018	3
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2017	4

IQSTEL INC.

Pro Forma

Balance Sheet – Unaudited

March 31, 2018

	iQSTEL Inc.	Etelix.com USA, LLC	Proforma	Proforma
	March 31, 2018	March 31, 2018	Adjustments	As Adjusted
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$-	$27,784	$-	$27,784
Refund receivable	20,237	-	-	20,237
Allowance for doubtful accounts	(20,237)	-	-	(20,237)
Accounts receivable, net of allowance for doubtful accounts	-	1,996,611	-	1,996,611
Total current assets	-	2,024,395	-	2,024,395

Property and equipment - Net	-	286,170	-	286,170
TOTAL ASSETS	$-	$2,310,565	$-	$2,310,565

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT
CURRENT LIABILITIES:
Cash overdraft	$108	$-	$-	$108
Accounts payable	-	1,119,951	-	1,119,951
Accrued expenses	79,672	-	-	79,672
Loans payable	-	239,542	-	239,542
Loans – related party	26,593	-	-	26,593
Other current liabilities	-	550,906	-	550,906
Total current liabilities	106,373	1,910,399	-	2,016,772

Long-term loans payable - related parties	-	90,837	-	90,837
TOTAL LIABILITIES	106,373	2,001,236	-	2,107,609

STOCKHOLDERS’ EQUITY (DEFICIT):
Preferred stock, $0.001 par value; 8,500,000 shares authorized; 3,187,500 shares issued and outstanding at March 31, 2018	3,188	-	-	3,188
Common stock, $0.001 par value; 2,000,000,000 shares authorized; 75,004 shares (pre-adjustment) and 13,826,879 shares (post adjustment) issued and outstanding at March 31, 2018	75	-	13,752	13,827
Membership equity	-	853,515	(853,515)	-
Additional paid-in capital	647,684	-	82,443	730,127
Retained earnings (accumulated deficit)	(757,320)	(544,186)	757,320	(544,186)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(106,373)	309,329	-	202,956

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT	$-	$2,310,565	$-	$2,310,565

See notes to the unaudited pro forma combined financial statements.

IQSTEL INC.

Pro Forma

Statement of Operations for the Three Months Ended March 31, 2018 – Unaudited

				Proforma
	iQSTEL Inc.	Etelix.com USA, LLC		As Adjusted
	For the three months ended	For the three months ended	Proforma	For the three months ended
	March 31, 2018	March 31, 2018	Adjustments	March 31, 2018

Revenue	$-	$2,180,165	$-	$2,180,165
Cost of revenue	-	1,967,159	-	1,967,159
Gross profit	-	213,006	-	213,006

Operating Expenses:
General and administrative expenses	-	123,976	-	123,976
Consulting and other expenses	10,172	-	(10,172)	-
Website and hosting	45	-	(45)	-
Other expenses	293	-	(293)	-
Total operating expenses	10,510	123,976	(10,510)	123,976

Other Income (Expense):
Other expenses	-	(12,935)	-	(12,935)
Interest expense	(156)	(57,054)	156	(57,054)
Derivative expense	(128,433)	-	128,433	-
Total other income/(expense)	(128,589)	(69,989)	128,589	(69,989)

Loss before income tax	(139,099)	19,041	139,099	19,041
Provision for income tax	-	-	-	-
Net loss	$(139,099)	$19,041	$139,099	$19,041

Basic and diluted income (loss) per common share	$(2.51)	$-	$-	$0.00

Weighted average common shares outstanding - basic and diluted (1)	55,515	-		13,826,879

See notes to the unaudited pro forma combined financial statements.

IQSTEL INC.

Pro Forma

Statement of Operations for the Year Ended December 31, 2017 – Unaudited

				Proforma
	iQSTEL Inc.	Etelix.com USA, LLC		As Adjusted
	For the twelve months ended	For the year ended	Proforma	For the twelve months ended
	December 31, 2017	December 31, 2017	Adjustments	December 31, 2017

Revenue	$-	$7,514,855	$-	$7,514,855
Cost of revenue	-	6,896,806	-	6,896,806
Gross profit	-	618,049	-	618,049

Operating Expenses:
General and administrative	-	692,053	-	692,053
Professional fees and consulting	92,084	-	(92,084)	-
Website and hosting	793	-	(793)	-
Loss on Inventory	12,187	-	(12,187)	-
Other expenses	8,595	-	(8,595)	-
Total operating expenses	113,659	692,053	(113,659)	692,053

Other Income (Expense):
Interest expense	(196,000)	(240,778)	196,000	(240,778)
Derivative expense	(41,864)	-	41,864	-
Change in derivative liability	105,383	-	(105,383)	-
Other expense	-	(40,924)	-	(40,924)
Total other income (expense)	(132,481)	(281,702)	132,481	(281,702)

Net loss before income tax	(246,140)	(355,706)	246,140	(355,706)
Provision for income tax	-	-	-	-
Net loss	$(246,140)	$(355,706)	$246,140	$(355,706)

Basic and diluted loss per common share	(6.35)	-		(0.03)

Weighted average common shares outstanding - basic and diluted (1)	38,753	-		13,796,323

See notes to the unaudited pro forma combined financial statements.

IQSTEL INC.

NOTES TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

On June 25, 2018, iQSTEL Inc. (the “Company”, “iQSTEL”, “we”, “us”, “our”), a company incorporated under the laws of the State of Nevada, USA, entered into a membership interest purchase agreement with Etelix.com USA, LLC (“Etelix”) and Etelix’s membership holders whereby the Company issued 13,751,875 new common shares in exchange for all of the outstanding ordinary membership of Etelix, which totaled 100% membership interest. Etelix has been engaged in the business of telecommunication services as a wholesale carrier of voice and data for other telecom companies around the World with more than 150 active interconnection agreements with mobile companies, fix line companies and other wholesale carriers. The transaction under the membership interest purchase agreement has been accounted for as a reverse-merger and recapitalization of the Company where the Company (the legal acquirer) is considered the accounting acquiree and Etelix (the legal acquiree) is considered the accounting acquirer. As a result of this transaction, the Company is deemed to be a continuation of the business of Etelix.

1. BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed combined balance sheets have been derived from the historical March 31, 2018 balance sheet of Etelix after giving effect to the acquisition with iQSTEL. The pro forma balance sheet and statement of operations and comprehensive loss present this transaction as if they had been consummated as of March 31, 2018 as required under Article 11 of Regulation S-X.

Historical financial information has been adjusted in the pro forma balance sheet to pro forma events that are: (1) directly attributable to the Acquisition; (2) factually supportable; and (3) expected to have a continuing impact on the Company’s results of operations. The pro forma adjustments presented in the pro forma condensed combined balance sheet and statement of operations are described in Note 3— Pro Forma Adjustments.

The unaudited pro forma combined financial information is for illustrative purposes only. These companies may have performed differently had they actually been combined for the periods presented. You should not rely on the pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined companies will experience after the merger. Unaudited pro forma financial information and the notes thereof should be read in conjunction with the accompanying historical financial statements of Etelix included elsewhere in this report.

2. ACCOUNTING PERIODS PRESENTED

Certain pro forma adjustments were made to conform Etelix’s accounting policies to the Company’s accounting policies as noted below.

The unaudited pro forma condensed combined balance sheet as of March 31, 2018 is presented as if the Etelix acquisition had occurred on March 31, 2018 and combines the historical balance sheet of the Company at March 31, 2018 and the historical balance sheet of Etelix at March 31, 2018.

The unaudited pro forma condensed combined statement of operations of the Company and Etelix for the period ended March 31, 2018 are presented as if the acquisition had taken place on March 31, 2018. The pro forma statement of operations for the period ended March 31, 2018 combines the historical results of the Company for the three months ended March 31, 2018 and the historical results of Etelix for three months ended March 31, 2018.

The unaudited pro forma combined statement of operations for the year ended December 31, 2017 has been prepared by combining the Company’s historical consolidated statement of operations for the year ended December 31, 2017, with the historical consolidated statement of income of Etelix for the year ended December 31, 2017.

3. PRO FORMA ADJUSTMENTS

The adjustments included in the pro forma balance sheet and statement of operations are as follows:

●	To record 13,751,875 shares of iQSTEL common stock issued in exchange for 100% membership interest of Etelix.

●	To eliminate the accumulated loss of iQSTEL incurred before the date of the membership interest purchase agreement.

●	To adjust share capital of Etelix.com USA to additional paid-in capital.